United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 31, 2008
GENERAL NUTRITION CENTERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-144396	72-1575168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Sixth Avenue, Pittsburgh, Pennsylvania 15222

(Address of Principal Executive Offices)       (Zip Code)
Registrant’s telephone number, including area code (412) 288-4600
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On July 31, 2008, General Nutrition Centers, Inc. issued a press release, filed herewith as Exhibit 99.1 and incorporated by reference herein.
     The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated July 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 31, 2008

GENERAL NUTRITION CENTERS, INC.

By:	/s/ Gerald J. Stubenhofer, Jr.

Name:	Gerald J. Stubenhofer, Jr.
Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 31, 2008.

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